FIRST KANSAS FINANCIAL CORPORATION

                              Parent Corporation Of

                        FIRST KANSAS FEDERAL SAVINGS BANK




March 20, 1999

Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of First Kansas Financial Corporation (the "Corporation"), I cordially invite you to attend the 1999 Annual Meeting of Stockholders to be held at the Corporation's offices at 600 Main Street, Osawatomie, Kansas, on April 20, 1999, at 1:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

     The Board of Directors of the Corporation has determined that the matter to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, is in the best interest of the Corporation and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" the only matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.


                                    Sincerely,




                                    Larry V. Bailey
                                    President

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                       FIRST KANSAS FINANCIAL CORPORATION
                                 600 MAIN STREET
                            OSAWATOMIE, KANSAS 66064
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                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 20, 1999
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of First Kansas Financial Corporation (the "Corporation"), will be held at the Corporation's corporate headquarters at 600 Main Street, Osawatomie, Kansas on April 20, 1999, at 1:00 p.m.

The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of two directors of the Company; and

         2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         Action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on March 8, 1999, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE CORPORATION A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS




                                           Galen E. Graham
                                           Secretary
Osawatomie, Kansas
March 20, 1999

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IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF
FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

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                                 PROXY STATEMENT
                                       OF
                       FIRST KANSAS FINANCIAL CORPORATION
                                 600 MAIN STREET
                            OSAWATOMIE, KANSAS 66064
--------------------------------------------------------------------------------
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                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 20, 1999
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--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Kansas Financial Corporation (the "Corporation") to be used at the 1999 Annual Meeting of Stockholders of the Corporation which will be held at the corporate headquarters at 600 Main Street, Osawatomie, Kansas on April 20, 1999, 1:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 20, 1999. The Corporation is the parent corporation of First Kansas Federal Savings Bank (the "Bank"). The Corporation was formed as a Kansas corporation on February 9, 1998 at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the completion of the Bank's mutual-to-stock conversion on June 25, 1998 (the "Conversion").

     At the Meeting, stockholders will consider and vote upon the election of two directors. The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with his best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

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                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Stockholders who execute proxies may revoke them at any time. Unless so revoked, the shares represented by proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Corporation at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for director set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     Stockholders of record as of the close of business on March 8, 1999 (the "Record Date"), are entitled to one vote for each share of common stock of the Corporation (the "Common Stock") then held. As of the Record Date, the Corporation had 1,553,938 shares of Common Stock issued and outstanding.

     The Articles of Incorporation of the Corporation ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Corporation or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

     The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum, the Meeting may be adjourned in order to permit the further solicitation of proxies.

     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without respect to either (i) Broker Non-Votes or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

Security Ownership of Certain Beneficial Owners

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Corporation as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                     Percent of Shares
                                                             Amount and Nature of      of Common Stock
Name and Address of Beneficial Owner                         Beneficial Ownership      Outstanding
------------------------------------                         --------------------      -----------

First Kansas Federal Savings Bank                                  124,315                8.0%
Employee Stock Ownership Plan ("ESOP")
600 Main Street
Osawatomie, Kansas 66064 (1)

Sandler O'Neill Asset Management, LLC                              125,500                8.1%
712 Fifth Avenue
New York, New York 10019 (2)

Mr. Bradford M. Johnson                                            144,200                9.3%
P.O. Box 8208
Shawnee Mission, Kansas 66208 (3)

All directors and officers of the Corporation as a group           100,580                6.5%
(8 persons) (4)

 -------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Corporation. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee consisting of certain non-employee directors of the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares, and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee.
(2) Number of shares is based upon a Schedule 13D, Amendment No. 2, filed with the Securities and Exchange Commission ("SEC"), on February 1, 1999, on behalf of the named entity, Malta Partners, L.P., Malta Hedge Fund, L.P., Malta Partners II, L.P., Malta Hedge Fund II, L.G., SOAM Holdings, LLC, and Mr. Terry Maltese.
(3) Number of shares is based upon a Schedule 13D filed with the SEC on July 9, 1998.
(4) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Excludes 124,315 shares held by the ESOP over which certain non-employee directors, as trustees to the ESOP, exercise shared voting and investment power. Such individuals disclaim beneficial ownership with respect to such shares held by the ESOP.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the 1934 Act requires the Corporation's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Corporation. The Corporation is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock.

     Based upon a review of the copies of the forms furnished to the Corporation, or written representations from certain reporting persons that no Forms 5 were required, the Corporation believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1998 fiscal year.

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                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Articles of Incorporation require that directors be divided into three classes, each class to be elected for a term of three years or until their successors are elected or qualified. The Board of Directors currently consists of six members. The Articles of Incorporation provide that at the first Annual Meeting of Stockholders, the term of the office of directors of Class I shall expire. The Board of Directors has nominated Donald V. Meyer and Larry V. Bailey to serve as directors of the Company, each for a three-year term.

     Directors of the Company will be elected by a plurality of the votes cast. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If either of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason either of the nominees might be unavailable to serve.

     The following table sets forth the nominees and the directors, their names, ages, the year they first became a director of the Bank, the expiration date of their current term as a director of the Bank, and the number and percentage of shares of the Common Stock beneficially owned.

                                                                             Shares of
                                                                              Common
                                       Age at      Year First    Current      Stock        Percent
                                    December 31,   Elected or    Term to   Beneficially      of
Name                                    1998      Appointed(1)    Expire    Owned (2)(3)    Class
----                                   ------     ------------    ------    ------------    -----
                    BOARD NOMINEES FOR TERM TO EXPIRE IN 2002
Donald V. Meyer                          53           1989          1999      20,000(4)       1.3%
Larry V. Bailey                          56           1989          1999      20,000          1.3%

                               DIRECTORS IN OFFICE
J. Darcy Domoney                         45           1995          2001       4,020(4)         (5)
James E. Breckenridge                    51           1977          2000      10,000(4)         (5)
William R. Butler                        69           1977          2000       5,350(4)         (5)
Roger L. Coltrin                         59           1996          2000      29,280(4)        1.9%

-----------------------------
(1) Refers to the year the individual first became a director of the Bank. All directors of the Bank as of February 1998 became initial directors of the Company when it was incorporated in February 1998.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3)  Beneficial ownership as of the Record Date.
(4) Excludes 124,315 shares of Common Stock held by the First Kansas Federal Savings Bank Employee Stock Ownership Plan ("ESOP") for which such person serves as plan trustee and exercises shared voting and investment power. Shares which are unallocated to participating employees (124,315 shares) and shares for which no voting directions are received are voted by the plan trustee as directed by the ESOP Committee or the Board. Once allocated to participant accounts, such Common Stock will be voted by the plan trustee as directed by the plan participant as the beneficial owner of such Common Stock. The plan trustee acts as a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The individuals serving as plan trustee disclaim beneficial ownership of stock held under the ESOP for which they serve as plan trustee.
(5)  Less than 1%.

     The principal occupation of, and other information about, each director and executive officer of the Company is set forth below as of December 31, 1998. All directors and executive officers have held their present positions for five years unless otherwise stated.

     Donald V. Meyer has been a director of the Bank since 1989 and was Chairman of the Board for four years. He is a dentist with a solo practice in Paola.

     Larry V. Bailey has served the Bank since 1989 as President and Chief Executive Officer ("CEO"). He is also Chief Financial Officer ("CFO") of the Bank and a member of the Board of Directors. Mr. Bailey was a director of the Osawatomie Chamber of Commerce and is the Treasurer of the local Lions Club. He is also a director of the Miami County Economic Development Corporation and a director of Osawatomie's "Christmas in October."

     J. Darcy Domoney has served the Bank as a director since 1995 and as Chairman since January 1997. Mr. Domoney is a partner in the law firm of Winkler, Lee, Tetwiler, Domoney & Schultz. He is a member of the Paola Rotary Club and is on the Rotary District Youth Exchange Committee.

     James E. Breckenridge has been a director of the Bank since 1977. Since January 1997 Mr. Breckenridge has been employed by Thorn Industries, an appliance, electronics and furniture store. He is also an independent insurance salesperson for Morris and Associate Insurance. Until January 1996, Mr. Breckenridge was President and majority stockholder of Breck's Inc., a men's clothing store.

     William R. Butler, Jr. has been a director of the Bank since 1977. He has been actively involved in the local community, having owned and operated several retail businesses in Osawatomie. Mr. Butler has served as an Osawatomie City Councilman and presently serves as a Miami County Commissioner. Mr. Butler is a member of the Osawatomie Chamber of Commerce, a member of the Miami County Crimestoppers, and serves as a director of the Miami County Economic Development Corp.

     Roger L. Coltrin has served the Bank as an advisory director since 1989. In January 1996 he became a voting director. Mr. Coltrin is the manager of the Runyan Funeral Home and until 1997 was a majority stockholder in this business. He is a member of the Past Mayors Council, the High School Site Committee and the local Lions Clubs. Mr. Coltrin is also a member of the Louisburg Chamber of Commerce.

     Daniel G. Droste is a Senior Vice President and the Treasurer of the Bank. He has been employed with the Bank since 1979. Mr. Droste is also the Treasurer and Webelos Den Leader for Cub Scout Pack 3100 and a member of the Paola Sunrise Lions Club. He is also currently the Chairman of the Holy Trinity Church Building Committee and Co-Chairman of the Holy Trinity Church Development Team. He has also over the past several years been an active participant in the "Christmas in October" program.

     Galen E. Graham has served as an executive officer of the Bank since 1970. He is a Senior Vice President and the Secretary of the Bank.

Meetings and Committees of the Board of Directors

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 1998, the Board of Directors held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such director served during this time period.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

     Each director is paid monthly. Since January 1, 1998, each director (including the Chairman of the Board) has been paid a monthly fee of $1,000. Total aggregate fees paid to the directors for the year ended December 31, 1998 were $72,000.

Executive Compensation

     Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by Larry V. Bailey for the years ended December 31, 1998 and December 31, 1997. No other employee earned in excess of $100,000 for the year ended December 31, 1998.

                                                Annual Compensation
                                      ---------------------------------

                                                           Other Annual      All Other
Name and Principal                    Salary       Bonus   Compensation   Compensation(2)
------------------                    ------       -----   ------------   ---------------
Position
--------
Larry V. Bailey              1998    $120,000    $15,000       (1)           $ 6,818
Director, President, CEO     1997     120,000     15,000       (1)            11,845
& CFO

------------------------
(1) Other annual compensation does not equal the lesser of $50,000 or 10% of the total of individual's annual salary and bonus.
(2) Includes Bank matching contributions of $3,333 and $3,167 under the 401(k) Plan and Bank contributions of $3,485 and $8,678 made pursuant to the Profit Sharing Plan for 1998 and 1997, respectively. No benefits were accrued under the Bank's Supplemental Executive Retirement Plan during the year ended December 31, 1997. For the year ended December 31, 1998, Mr. Bailey accrued $29,500 in benefits under the Supplemental Executive Retirement Plan.

     Employment Agreement. The Bank has entered into an employment agreement with its President, Larry V. Bailey. Mr. Bailey's base salary under the employment agreement is $120,000. The employment agreement has a term of three years. The agreement is terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminates Mr. Bailey without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement but in no event for a period of less than twenty-four months. The employment agreement contains a provision stating that in the event of the termination of employment in connection with any change in control of the Corporation, Mr. Bailey will be paid a lump sum amount equal to
2.99 times his five year average annual taxable cash compensation. If such payments had been made under the agreement as of December 31, 1998, such payments would have equaled approximately $388,500. The aggregate payments that would have been made to Mr. Bailey would be an expense to the Bank, thereby reducing the Bank's net income and its capital by that amount. The agreement may be renewed annually by the Bank's Board of Directors upon a determination of satisfactory performance within the Board's sole discretion. If Mr. Bailey shall become disabled during the term of the agreement, he shall continue to receive payment of 100% of the base salary for a period of 12 months and 65% of such base salary for the remaining term of such agreement. Such payments shall be reduced by any other benefit payments made under other disability programs in effect for the Bank's employees.

     Supplemental Executive Retirement Plan. The Bank has implemented a supplemental executive retirement plan ("SERP") for the benefit of its President, Mr. Bailey. The SERP will provide Mr. Bailey with a supplemental retirement benefit in addition to benefits under the Pension Plan and the ESOP. Under the SERP, Mr. Bailey's retirement pension will be supplemented by the crediting of an additional 15 years of service, provided that he retires after attainment of age 58. The SERP will provide a retirement benefit equal to 30% of final average earnings at retirement after age 65, in addition to the projected benefit of 36% of final average earnings under the Pension Plan (Pension Plan benefits are calculated based upon 2% times years of service times Final Average Earnings). Benefits payable under the Pension Plan will be reduced for retirement prior to age 65 based upon fewer years of service. Additionally, the SERP will reduce the Pension Plan reduction for retirement prior to age 65 from 3% per year to 2% per year. Payments under the SERP are accrued for financial reporting purposes during the period of employment. The SERP is unfunded. All benefits payable under the SERP would be paid from the Bank's current assets. There are no tax consequences to either the participant or the Bank related to the SERP prior to payment of benefits. Upon receipt of payment of benefits, the participant will recognize taxable ordinary income in the amount of such payments received, and the Bank will be entitled to recognize a tax-deductible compensation expense at that time.

Benefits

     Employee Stock Ownership Plan. The Bank has established an employee stock ownership plan, the ESOP, for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Bank or its subsidiary and have attained the age of 21.

     The ESOP is funded by contributions made by the Bank in cash or common stock. Benefits may be paid either in shares of the common stock or in cash. The ESOP borrowed $1,243,150 from the Corporation to acquire 124,315 shares of Common Stock. Shares purchased with such loan proceeds will be held in a suspense account for allocation among participants as the loan is repaid. Management anticipates contributing approximately $124,315 annually (based on a $1,243,150 purchase) to the ESOP to meet principal obligations under the ESOP loan. It is anticipated that all such contributions will be tax-deductible. This loan is expected to be fully repaid in approximately 10 years. The Bank's contributions to the ESOP are discretionary and may cause a reduction in other forms of compensation. Therefore, benefits payable under the ESOP cannot be estimated.

     The Board of Directors has appointed non-employee directors to the ESOP Committee to administer the ESOP and to serve as the initial ESOP Trustees. The Board of Directors or the ESOP Committee may instruct the ESOP Trustees regarding investments of funds contributed to the ESOP. The ESOP Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no timely direction is received will be voted by the ESOP Trustees as directed by the Board of Directors or the ESOP Committee, subject to the Trustees' fiduciary duties.

     1999 Stock Option Plan. The Board of Directors of the Corporation has adopted the 1999 Stock Option Plan for the benefit of its directors, officers, and key employees. The 1999 Stock Option Plan received stockholder approval on February 2, 1999.

     1999 Restricted Stock Plan. The Board of Directors of the Corporation has adopted a restricted stock program for the benefit of personnel of experience and ability in key positions of responsibility with the Bank. The RSP received stockholder approval on February 2, 1999.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

     The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. As part of the employee and director benefit package, full-time and qualified part-time employees and directors of the Corporation are eligible for preferential interest rates on certain adjustable-rate residential mortgage loans and fixed-rate consumer loans made by the Bank after November 18, 1997. While such loans are made with a discounted interest rate based on the greater of the Bank's cost of funds or the Applicable Federal Rate, they are underwritten in accordance with the Bank's established underwriting guidelines. All other loans made by the Bank to employees and directors are on the same terms and conditions as those available to the general public.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive offices at 600 Main Street, Osawatomie, Kansas 66064, no later than November 20, 1999.

     In the event the Corporation receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Corporation's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Corporation to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Corporation's executive offices by February 20, 2000.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Corporation did not have notice of a matter by February 9, 1999, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Corporation's 1998 Annual Report to Stockholders was mailed to all stockholders of record on or about March 20, 1999. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Corporation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

     A copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, First Kansas Financial Corporation, 600 Main Street, Osawatomie, Kansas 66064.

                                     BY ORDER OF THE BOARD OF DIRECTORS


                                     Galen E. Graham
                                     Secretary

Osawatomie, Kansas
March 20, 1999

--------------------------------------------------------------------------------
                       FIRST KANSAS FINANCIAL CORPORATION
                                 600 MAIN STREET
                            OSAWATOMIE, KANSAS 66064
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 20, 1999
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of First Kansas Financial Corporation (the "Corporation"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders (the "Meeting"), to be held at 600 Main Street, Osawatomie, Kansas, on April 20, 1999, at 1:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                       FOR     WITHHELD

1.        The election as director of the nominees
          listed below for three-year terms
          (except as marked to the contrary below):     |_|       |_|

          Donald V. Meyer
          Larry V. Bailey

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on the line provided below.

-----------------------------------------

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors recommends a vote "FOR" each of the above listed nominees.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Corporation of his or her decision to terminate this Proxy.

     The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting, a Proxy Statement dated March 20, 1999 and the Annual Report.



Dated:
      -------------------------------


-------------------------------------         ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


-------------------------------------         ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

Appendix B
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                       First Kansas Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
          (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
          (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
          (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount previously paid:
--------------------------------------------------------------------------------
          (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
          (3) Filing Party:
--------------------------------------------------------------------------------
          (4) Date Filed:
--------------------------------------------------------------------------------